SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009 (March 23, 2009)

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

16770 West Bernardo Drive
San Diego, California 92127
(Address of principal executive offices)

(858) 304-3016
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Retirement of Purchase Order Financing
On March 23, 2009 e.Digital Corporation (the “Company”) paid and retired a short-term working capital financing arrangement originally funded in March 2007 and due, as amended, on June 23, 2009, by paying the $300,000 remaining outstanding principal amount pursuant to the related secured promissory note. Mr. Eric M. Polis, a director of the Company since October 2008, is Secretary, Treasurer and a director of the lender, ASI Technology Corporation (“ASI”).

This retirement also terminates the related security agreement that provided the lender a security interest in substantially all the Company’s assets.

Retirement of Promissory Note
On March 23, 2009 the Company also retired an unsecured $40,000 promissory note due April 3, 2009.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Retirement of Secured Promissory Note
The Company retired a short-term secured promissory note, as amended, in the principal amount of $300,000 as described above. A description of the material terms of the retired obligation, as amended, are described above and in Form 8-K filed on January 4, 2008 and Form 8-K filed on January 6, 2009.

Item 3.02.	Unregistered Sales of Equity Securities

Issuances of Unregistered Shares of Common Stock
On January 30, 2009 the Company issued 485,436 shares of Common Stock to Davric Corporation in consideration of a $50,000 monthly payment for January 2009 on its 7.5% term note. The shares were sold upon the exemption provided by Section 4(2) under the Securities Act of 1933, no commissions were paid and a restrictive legend was placed on the shares issued.

On February 5, 2009 the Company issued 28,517 shares of Common Stock to ASI Technology Corporation in consideration of a $3,000 finance fee on renewal of the $300,000 secured note described above. The shares were sold upon the exemption provided by Section 4(2) under the Securities Act of 1933, no commissions were paid and a restrictive legend was placed on the shares issued.

On February 27, 2009 the Company issued 285,388 shares of Common Stock to Davric Corporation in consideration of a $50,000 monthly payment for February 2009 on its 7.5% term note. The shares were sold upon the exemption provided by Section 4(2) under the Securities Act of 1933, no commissions were paid and a restrictive legend was placed on the shares issued.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Loan Extension Agreement between the Company and ASI Technology Corporation dated December 31, 2008 filed as Exhibit 99.1 to Form 8-K filed on January 6, 2009.
99.2	Secured Promissory Note of the Company to ASI Technology Corporation dated as of December 23, 2007 filed as Exhibit 99.1 to Form 8-K filed on January 4, 2008.
99.3	Security Agreement between the Company and ASI Technology Corporation dated as of December 23, 2007 filed as Exhibit 99.2 to Form 8-K filed on January 4, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.DIGITAL CORPORATION

Date: March 25, 2009	By:	/s/ ROBERT PUTNAM
Robert Putnam, Senior Vice President, Interim Financial Officer and Secretary (Principal Financial and Accounting Officer and duly authorized to sign on behalf of the Registrant)

3